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                                                                    Exhibit 23.4



                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use of our reports dated January 28, 1998, appearing on pages 24 and 55 of CBS Corporation's Form 10-K for the year ended December 31, 1997, incorporated by reference in this Registration Statement on Form S-8.



/s/ KPMG PEAT MARWICK LLP

KPMG PEAT MARWICK LLP
New York, New York
June 29, 1998



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